UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 7/21/2008

AVICENA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-51610

Delaware	04-3195737
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

228 Hamilton Avenue, Third Floor, Palo Alto, California 94301

(Address of Principal Executive Offices, Including Zip Code)

(415) 397-2880

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 21, 2008, pursuant to Section 5B of the Registrant’s Series A Preferred Stock Certificate of Designations, a majority of the holders of the Registrant’s Series A Preferred Stock elected Dr. Leslie Fang to the Registrant’s Board of Directors as the Series A Preferred Director, effective immediately. No fees will be paid or stock options granted in connection with this election. Dr. Fang currently serves as the head of the Registrant’s Scientific Advisory Board. Dr. Fang does not have any related party transactions with the Registrant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avicena Group, Inc.

Date: July 22, 2008	By:	/s/ Belinda Tsao-Nivaggioli
Belinda Tsao-Nivaggioli
Chief Executive Officer